SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
               Securities and Exchange Act of 1934




Date of Report (Date of earliest event reported) October 26, 1995
                                                 ________________



                    SUPER FOOD SERVICES, INC.
      _____________________________________________________
      (Exact name of registrant as specified in its charter)



      Delaware                  2-14466           36-2407235
_________________________     ____________    ___________________
(State or other juris-       (Commission         (IRS Employer
diction of incorporation)     File Number)    identification No.)




    Kettering Box 2323, Dayton, Ohio                      45429
________________________________________               __________
(Address of principal executive offices)               (Zip Code)



___________________________________________________________________
  (Former name or former address, if changed, since last report)

Item 5.   Other Events.
          ____________

          On October 26, 1995, the Board of Directors of the Registrant extended the term of the Employment Agreement of John Demos, Vice Chairman, Secretary and General Counsel of Registrant for a period of two years from March 2, 1996 to March 2, 1998.

Item 7.   Financial Statements and Exhibits.
          _________________________________

          (a) Financial Statements - Not applicable

          (b) Exhibit -

              10. First Amendment to Employment Agreement between
                  Registrant and John Demos.

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 SUPER FOOD SERVICES, INC.
                                       (Registrant)


                                 By       /s/ John Demos
                                   ______________________________
                                                 Vice Chairman

Dated:  October 26, 1995